United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2008

Arena Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-46164	73-1596109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 South Lewis Street, Tulsa, Oklahoma 74136
(Address of principal executive offices)

Registrant's telephone number, including area code  (918) 747-6060

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions::

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CPR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

               On May 28, 2008, Arena Resources, Inc. (the “Company”) entered into an Underwriting Agreement with Dahlman Rose & Co., LLC, Tudor, Pickering, Holt & Co. Securities, Inc., and Capital One Southcoast, Inc,. as “Underwriters”, regarding the issuance to the Underwriters of up to 2,501,250 shares of the Company’s Common Stock, par value $.001 per share (which includes 326,250 shares to cover over-allotments), pursuant to the Company’s automatic shelf registration statement on Form S-3 which became effective on the same day.

               A copy of the Underwriting Agreement is included as an exhibit hereto.

Exhibits

1.1	Underwriting Agreement among the Company, Dahlman Rose & Co., LLC, Tudor, Pickering, Holt & Co. Securities, Inc. and Capital One Southcoast, Inc. dated May 28, 2008.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA RESOURCES, INC.

Date: June 2, 2008	By:	/s/ William R. Broaddrick William R. Broaddrick Vice President Finance and Principal Financial Officer